UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 24, 2006

(Date of Earliest Event Reported)

KYPHON INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	Commission File: 000-49804	77-0366069
(State or Other Jurisdiction of Incorporation or Organization)		(I.R.S. Employer Identification No.)

1221 Crossman Avenue

Sunnyvale, California 94089

(Address of Principal Executive Offices)

(408) 548-6500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

On May 24, 2006, Kyphon Sàrl, a wholly-owned subsidiary of Kyphon Inc., entered into a Real Estate Leasing Contract with Credit Suisse (the “Lease Agreement”) for a facility in Neuchâtel, Switzerland. In connection with the Lease Agreement, on May 26, 2006, Kyphon Inc. entered into a Guaranty with Credit Suisse (the “Guaranty”) with respect to Kyphon Sàrl’s obligations under the Lease Agreement.

The foregoing description is qualified in its entirety by reference to the Lease Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference, and the Guaranty, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Real Estate Leasing Contract (English translation), by and between Kyphon Sàrl and Credit Suisse, dated May 24, 2006.

	10.2	Guaranty, by and between Kyphon Inc. and Credit Suisse, dated May 26, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2006

KYPHON INC.

By:	/s/ Richard W. Mott
Richard W. Mott
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Real Estate Leasing Contract (English translation), by and between Kyphon Inc. and Credit Suisse, dated May 24, 2006.

10.2	Guaranty, by and between Kyphon Inc. and Credit Suisse, dated May 26, 2006.